EXHIBIT 99.2

SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(Dollars in Millions, except EPS)
(Unaudited)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.
Net Sales	2,369	2,532	4,900					1,963	2,147	4,110	1,978	6,088	2,184	8,272	18%	19%

Cost of Sales	889	867	1,756					740	790	1,530	711	2,241	829	3,070	10%	15%

Gross Margin	1,480	1,665	3,144					1,223	1,357	2,580	1,267	3,847	1,355	5,202	23%	22%

Total SG&A	1,081	1,116	2,197					914	979	1,893	892	2,785	1,026	3,811	14%	16%
Research & Development 1/	384	442	825					372	451	824	378	1,201	406	1,607	(2%)	0%
Other, Net	17	(8)	9					36	43	78	34	112	33	146	N/M	(88%)
Special Charges 2/	27	259	286					70	42	112	26	138	15	153	N/M	N/M
Equity Income from Cholesterol Joint Venture	(220)	(170)	(389)					(78)	(77)	(154)	(95)	(249)	(98)	(347)	N/M	N/M

Income/(Loss) before Income Taxes	191	26	216					(91)	(81)	(173)	32	(140)	(27)	(168)	N/M	N/M

Income Tax Expense/(Benefit) 3/	64	74	138					(18)	(16)	(35)	6	(28)	807	779	N/M	N/M

Net Income/(Loss)	127	(48)	78					(73)	(65)	(138)	26	(112)	(834)	(947)	N/M	N/M

Preferred Stock Dividends	22	22	43					—	—	—	12	12	22	34	N/M	N/M

Net Income/(Loss) Available to Common Shareholders	105	(70)	35					(73)	(65)	(138)	14	(124)	(856)	(981)	N/M	N/M

Diluted Earnings/(Loss) per Common Share	0.07	(0.05)	0.02					(0.05)	(0.04)	(0.09)	0.01	(0.08)	(0.58)	(0.67)	N/M	N/M

Avg. Shares Outstanding- Diluted	1,480	1,476	1,482					1,471	1,472	1,471	1,475	1,472	1,473	1,472
Actual Shares Outstanding	1,475	1,476	1,476					1,472	1,472	1,472	1,472	1,472	1,474	1,474

Ratios To Net Sales

Net Sales	100.0%	100.0%	100.0%					100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of Sales	37.5%	34.2%	35.8%					37.7%	36.8%	37.2%	35.9%	36.8%	37.9%	37.1%

Gross Margin	62.5%	65.8%	64.2%					62.3%	63.2%	62.8%	64.1%	63.2%	62.1%	62.9%

Total SG&A	45.6%	44.1%	44.8%					46.6%	45.6%	46.1%	45.1%	45.7%	47.0%	46.1%

Research & Development	16.2%	17.4%	16.8%					19.0%	21.0%	20.0%	19.1%	19.7%	18.6%	19.4%

Income/(Loss) Before Income Taxes	8.0%	1.0%	4.4%					(4.6%)	(3.8%)	(4.2%)	1.6%	(2.3%)	(1.3%)	(2.0%)

Income Taxes Expense/(Benefit)	2.7%	2.9%	2.8%					(0.9%)	(0.8%)	(0.8%)	0.3%	(0.5%)	37.0%	9.4%

Net Income/(Loss)	5.3%	(1.9%)	1.6%					(3.7%)	(3.0%)	(3.4%)	1.3%	(1.8%)	(38.2%)	(11.4%)

Note:	The Company noted that it incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the “Equity income from cholesterol joint venture” and are borne by the overall cost structure of Schering-Plough.

1/	Research and development in 2004 includes an $80 million upfront payment in conjunction with the licensing from Toyama Chemical Company LTD. of garenoxacin, a quinolone antibiotic in development.

2/	Special Charges for the second quarter of 2005 includes an addition of $250 million to the Company’s litigation reserves relating to the investigation by the U.S. Attorney’s Office for the District of Massachusetts into the Company’s marketing, sales, pricing and clinical trial practices, as well as previously disclosed litigation relating to company practices regarding average wholesale price by the Department of Justice and certain states. While no agreement has been reached, the increase in litigation reserves reflects the Company’s current estimate to resolve these matters. With this increase, a total of $500 million has been reserved for these matters. The majority of the remaining amount of the Special Charges in the second quarter related to the consolidation of the Company’s U.S. biotechnology organizations. Special Charges for the second quarter ended June 30, 2004 included $42 million of employee termination costs.

Special Charges for the twelve months ended December 31, 2004 included $119 million of employee termination costs, as well as $27 million of asset impairment charges and $7 million of closure costs primarily related to the aforementioned research-and-development facility.

3/	Tax expense during the second quarter and first six months of 2005 primarily related to foreign tax expense as the Company did not recognize the benefit of U.S. tax operating losses. In the fourth quarter ended December 31, 2004, the Company recorded the impact of the intended repatriation of funds under the American Jobs Creation Act of 2004.

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.
Prescription Pharm:	1,846	1,975	3,820					1,481	1,644	3,125	1,556	4,681	1,737	6,417	20%	22%
U.S.	549	609	1,157					411	495	906	518	1,424	584	2,007	23%	28%
International	1,297	1,366	2,663					1,070	1,150	2,220	1,037	3,257	1,153	4,410	19%	20%

Consumer Health Care:	330	330	660					312	317	629	239	868	217	1,085	4%	5%

OTC:	162	162	324					157	150	306	150	456	121	578	8%	6%
OTC Claritin *	116	133	248					117	117	234	110	344	75	419	13%	6%
Other OTC	46	29	76					40	32	72	41	112	46	159	(10%)	5%

Foot Care:	84	89	173					76	89	166	86	252	79	331	0%	5%

Sun Care:	84	79	163					79	78	157	3	160	17	176	2%	4%

Animal Health:	193	227	420					170	186	356	183	539	230	770	22%	18%
U.S.	44	54	98					41	36	77	56	133	61	194	51%	28%
International	149	173	322					129	150	279	127	406	169	575	15%	15%

Total Consolidated:	2,369	2,532	4,900					1,963	2,147	4,110	1,978	6,088	2,184	8,272	18%	19%

U.S.	897	970	1,866					738	827	1,565	800	2,365	854	3,219	17%	19%
International	1,472	1,562	3,034					1,225	1,320	2,545	1,178	3,723	1,330	5,053	18%	19%

*	Includes net sales of Claritin in Canada.

     All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	Global Prescription Pharm			U.S.			International
	2005	2004		2005	2004		2005	2004
	2nd	2nd	2nd Qtr.	2nd	2nd	2nd Qtr.	2nd	2nd	2nd Qtr.
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$2nd Qtr.	$		$2nd Qtr.	$		$2nd Qtr.
Prescription Pharm:	1,975	1,644	20%	609	495	23%	1,366	1,150	19%

Remicade	234	182	29%	—	—	—	234	182	29%

Nasonex	199	156	28%	115	85	35%	84	71	19%

PEG-Intron	182	144	26%	38	50	(24%)	144	94	52%

Clarinex / Aerius	207	226	(8%)	90	126	(28%)	117	100	16%

Temodar	145	102	42%	65	45	45%	80	57	40%

Claritin Rx 1/	100	82	22%	—	—	—	100	82	22%

Integrilin	82	78	6%	78	72	9%	4	6	(34%)

Intron A	75	89	(15%)	36	33	11%	39	56	(31%)

Avelox 2/	46	—	N/M	46	—	N/M	—	—	N/M

Rebetol	91	88	3%	1	23	N/M	90	65	37%

Subutex	53	47	13%	—	—	—	53	47	13%

Caelyx	46	35	30%	—	—	—	46	35	30%

Elocon	38	46	(18%)	2	12	(85%)	36	34	6%

Cipro 2/	36	—	N/M	36	—	N/M	—	—	N/M

1/	Includes international net sales of Claritin Rx only. Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.

2/	Includes net sales in Puerto Rico

     All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
GLOBAL PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.
Global Prescription Pharm:	1,846	1,975	3,820					1,481	1,644	3,125	1,556	4,681	1,737	6,417	20%	22%

Remicade	220	234	454					165	182	347	188	535	212	746	29%	31%

Nasonex	183	199	382					140	156	296	153	449	145	594	28%	29%

PEG-Intron	170	182	352					148	144	293	132	425	138	563	26%	20%

Clarinex / Aerius	144	207	351					130	226	356	175	530	162	692	(8%)	(1%)

Temodar	131	145	276					86	102	188	121	309	150	459	42%	47%

Claritin Rx 1/	111	100	211					91	82	173	67	240	80	321	22%	22%

Integrilin	75	82	158					73	78	151	94	245	81	325	6%	5%

Intron A	73	75	148					69	89	158	81	239	79	318	(15%)	(6%)

Avelox 2/	73	46	119					—	—	—	—	—	44	44	N/M	N/M

Rebetol	64	91	155					99	88	187	52	239	49	287	3%	(17%)

Subutex	51	53	104					44	47	91	45	136	50	185	13%	14%

Caelyx	43	46	89					34	35	70	39	109	40	150	30%	28%

Elocon	41	38	79					38	46	84	42	127	42	168	(18%)	(7%)

Cipro 2/	37	36	72					—	—	—	—	—	43	43	N/M	N/M

1/	Includes international net sales of Claritin Rx only. Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.
2/	Includes net sales in Puerto Rico
All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.
Total U.S. Pharm:	549	609	1,157					411	495	906	518	1,424	584	2,007	23%	28%

Nasonex	109	115	223					82	85	167	104	271	81	353	35%	34%

PEG-Intron	52	38	91					63	50	113	49	163	42	205	(24%)	(20%)

Clarinex / Aerius	67	90	157					69	126	195	118	313	107	420	(28%)	(19%)

Temodar	57	65	122					37	45	82	60	142	79	220	45%	49%

Integrilin	71	78	150					68	72	139	88	228	74	301	9%	7%

Intron A	32	36	68					18	33	51	30	81	29	109	11%	35%

Avelox 1/	73	46	119					—	—	—	—	—	44	44	N/M	N/M

Rebetol	—	1	—					31	23	53	—	54	—	45	N/M	N/M

Elocon	4	2	6					7	12	19	12	31	9	40	(85%)	(70%)

Cipro 1/	37	36	72					—	—	—	—	—	43	43	N/M	N/M

1/     Includes net sales in Puerto Rico

     All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.
Total International Pharm:	1,297	1,366	2,663					1,070	1,150	2,220	1,037	3,257	1,153	4,410	19%	20%

Remicade	220	234	454					165	182	347	188	535	212	746	29%	31%

Nasonex	74	84	159					58	71	129	48	178	64	242	19%	23%

PEG-Intron	118	144	261					85	94	179	83	262	96	358	52%	46%

Clarinex / Aerius	77	117	194					61	100	161	57	218	55	272	16%	20%

Temodar	74	80	154					49	57	106	61	168	72	239	40%	45%

Claritin Rx 1/	111	100	211					91	82	173	67	240	80	321	22%	22%

Integrilin	4	4	8					5	6	12	5	17	7	24	(34%)	(30%)

Intron A	41	39	80					51	56	107	51	158	50	208	(31%)	(25%)

Rebetol	70	90	159					68	65	133	52	185	57	242	37%	19%

Subutex	51	53	104					44	47	91	45	136	50	185	13%	14%

Caelyx	43	46	89					34	35	70	39	109	40	150	30%	28%

Elocon	37	36	73					31	34	65	31	96	32	128	6%	12%

1/     Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.

     All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.
Global Zetia: 1/	331	317	648					189	242	431	294	725	328	1,052	N/M	N/M

U.S.	269	240	509					169	212	381	256	637	274	910	13%	34%

International	62	77	139					20	30	50	38	88	54	142	N/M	N/M

Global Vytorin: 1/ 2/	178	201	379					—	5	5	50	55	75	131	N/M	N/M

U.S.	157	173	330					—	—	—	42	42	59	102	N/M	N/M

International	21	28	49					—	5	5	8	13	16	29	N/M	N/M

Global Cholesterol: 1/	509	518	1,027					189	247	436	344	780	403	1,183	N/M	N/M

U.S.	426	413	839					169	212	381	298	679	333	1,012	N/M	N/M

International	83	105	188					20	35	55	46	101	70	171	N/M	N/M

1/ Substantially all sales of cholesterol products are not included in the Company’s net sales. Global sales include sales under the Merck/Schering-Plough partnership, plus any sales that are not part of the partnership, such as Schering-Plough sales of cholesterol products in Latin America. In the second quarter of 2005 and 2004, sales in non-joint venture territories of the cholesterol franchise totaled $4 and $3, respectively. For the first six months of 2005 and 2004, sales in non-joint venture territories of the cholesterol franchise totaled $8 and $4, respectively.

2/ Vytorin received first regulatory approval in 2004.

The results of the operation of the joint venture are reflected in equity income and have no impact on the Company’s gross and other operating margins.

The company utilizes the equity method of accounting for the joint venture. The cholesterol agreements provide for the sharing of net income/(loss) based upon percentages that vary by product, sales level and country. In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 of annual ZETIA sales. Above $300 of annual ZETIA sales, the companies share profits equally. Schering-Plough’s allocation of joint venture income is increased by milestones earned. Further, either partner’s share of the joint venture’s net income/(loss) is subject to a reduction if the partner fails to perform a specified minimum number of physician details in a particular country. The partners agree annually to the minimum number of physician details by country.

     All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$
Geographic Sales

U.S.	897	970	1,866					738	827	1,565	800	2,365	854	3,219

Europe and Canada	1,035	1,102	2,138					874	972	1,846	820	2,666	929	3,595

Latin America	210	218	427					174	182	356	204	560	223	782

Pacific Area and Asia	227	242	469					177	166	343	154	497	178	676

Consolidated Sales	2,369	2,532	4,900					1,963	2,147	4,110	1,978	6,088	2,184	8,272

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$
Consolidated Sales Growth Rates:
As Reported	21%	18%	19%					(6%)	(7%)	(6%)	(1%)	(5%)	12%	(1%)
Excluding Exchange	17%	15%	16%					(12%)	(10%)	(11%)	(4%)	(9%)	8%	(5%)

Other, Net
Interest Income	$33	$40	$74					$14	$15	$29	$20	$50	$31	$80
Interest Expense	(45)	(40)	(86)					(48)	(43)	(91)	(39)	(130)	(38)	(168)
FX Gains/(Losses)	(4)	(1)	(4)					(1)	(4)	(4)	0	(4)	(1)	(5)
Other Income/(Expense)	(1)	9	7					(1)	(11)	(12)	(15)	(28)	(25)	(53)

Total - Other, Net	($17)	$8	($9)					($36)	($43)	($78)	($34)	($112)	($33)	($146)

     All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

Alex Kelly	908-298-7450

Janet M. Barth	908-298-7417